SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2002

PACIFIC AEROSPACE & ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-26088 (Commission File Number)	91-1744587 (IRS Employer Identification No.)

430 Olds Station Road, Third Floor, Wenatchee, WA (Address of Principal Executive Offices)	98801 (Zip Code)

Registrant’s telephone number, including area code:	(509) 667-9600

Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 9. Regulation FD Disclosure

On September 10, 2002, Pacific Aerospace & Electronics, Inc. (the “Company”) filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended May 31, 2002. As required by Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934, this filing was accompanied by the certifications of each of the Company’s Chief Executive Officer and its Chief Financial Officer as to the matters required by Rules 13a-14 and 15d-14. A copy of these certifications are included herewith as Exhibits 99.1, 99.2, 99.3 and 99.4.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD. By this filing, the Company is not establishing the practice of filing all such officer certifications in a Current Report on Form 8-K in the future and may discontinue such filings at any time.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following is filed as an exhibit to this current report:

Exhibit Number	Description

Exhibit 99.1	Certification pursuant to Rule 13a-14 of Chief Executive Officer dated September 10, 2002 for Form 10-K
Exhibit 99.2	Certification pursuant to Rule 13a-14 of Chief Financial Officer dated September 10, 2002 for Form 10-K
Exhibit 99.3	Certification pursuant to Rule 15d-14 of Chief Executive Officer dated September 10, 2002 for Form 10-K
Exhibit 99.4	Certification pursuant to Rule 15d-14 of Chief Financial Officer dated September 10, 2002 for Form 10-K

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC AEROSPACE & ELECTRONICS, INC

By:	/s/ Donald A. Wright

Donald A. Wright President & Chief Executive Officer

Dated: September 10, 2002

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Certification pursuant to Rule 13a-14 of Chief Executive Officer dated September 10, 2002 for Form 10-K
Exhibit 99.2	Certification pursuant to Rule 13a-14 of Chief Financial Officer dated September 10, 2002 for Form 10-K
Exhibit 99.3	Certification pursuant to Rule 15d-14 of Chief Executive Officer dated September 10, 2002 for Form 10-K
Exhibit 99.4	Certification pursuant to Rule 15d-14 of Chief Financial Officer dated September 10, 2002 for Form 10-K